UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 9, 2010

RIVERSOURCE LIFE INSURANCE COMPANY

(Exact name of registrant as specified in its charter)

Minnesota	033-28976	41-0823832
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1099 Ameriprise Financial Center Minneapolis, Minnesota	55474
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (612) 671-3131

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01   Changes in Registrant’s Certifying Accountant.

This Form 8-K/A amends and restates in its entirety the Form 8-K filed by RiverSource Life Insurance Company (the “Company”) on June 10, 2010, and includes additional information about the determination of Ameriprise Financial, Inc. (“Ameriprise”), which directly owns all outstanding shares of the Company, not to engage Ernst & Young LLP (“EY”) as the Company’s independent registered public accountants (“auditors”) for the 2011 fiscal year.  As previously disclosed by Ameriprise on its May 24, 2010 Form 8-K, the Audit Committee of the Board of Directors of Ameriprise determined not to engage EY as the Company’s auditors for the fiscal year ending December 31, 2011, and the Audit Committee also approved the future engagement of PricewaterhouseCoopers LLP (“PwC”) as the Company’s auditors for the 2011 fiscal year. EY will continue as the Company’s auditors for the fiscal year ending December 31, 2010. The dismissal of EY will become effective following the conclusion of EY’s 2010 fiscal year audit for the Company.

EY’s reports on the Company’s consolidated financial statements for each of the years ended December 31, 2009 and December 31, 2008 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2009 and December 31, 2008 and the interim period between December 31, 2009 and the date of this Form 8-K, there were no disagreements between the Company and EY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to EY’s satisfaction, would have caused EY to make reference to the subject matter of the disagreement in connection with its report for such years, and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided EY with a copy of the foregoing disclosures. A copy of EY’s letter, dated June 16, 2010, stating its agreement with the above statements is attached as Exhibit 16.1.

On June 9, 2010, Ameriprise formally engaged PwC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011 by execution of a mutually agreed-upon engagement letter.

During the fiscal years ended December 31, 2008 and 2009 and through June 9, 2010, the date of engagement of PwC, neither the Company nor any one acting on the Company’s behalf has consulted with PwC regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01.                              Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

16.1	Letter from Ernst & Young LLP, dated June 16, 2010, regarding the change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

RIVERSOURCE LIFE INSURANCE COMPANY
(Registrant)

Date: June 16, 2010	By:	/s/ Bruce H. Saul
Bruce H. Saul
General Counsel